BUSINESS LEASE AGREEMENT

THIS LEASE AGREEMENT, dated for reference purposes only June 2, 1998, by and between Lapham Enterprises, hereinafter called "LANDLORD", and Anything Inc. , hereinafter called "TENANT".

WITNESSETH:

The LANDLORD does hereby lease to the TENANT and the TENANT does hereby take and hire from the LANDLORD, the following described real property situate in the County of El Paso and State of Colorado, to wit:

that commercial office space, of approximately 2069 square feet, located at 3020 North El Paso, Colorado Springs, CO 80907,

(hereinafter referred to as the Leased Premises) upon the following expressed terms and conditions, to wit:

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     1. The term of this lease shall commence on June 3, 1998 and shall continue for a period of one year thereafter, expiring on May 31, 1999

     2 The TENANT agrees to pay the LANDLORD as rent for the Leased Premises the total sum of eleven thousand nine hundred thirty-three and 00/100 ($11,933.00) Dollars, which sum of money shall be payable in the following manner:

     See attached special conditions, paragraph 1

     3. The TENANT expressly covenants and agrees to use the Leased Premises for the following purpose.

     general office use

     and for no other purpose whatsoever without the prior written consent of the LANDLORD to such change in use of the Leased Premises.

     4. This lease may not be assigned or the Leased Premises sublet during the term of the lease without the prior written consent of the LANDLORD to such assignment or subletting; provided, however, that consent to assignment of this lease or subletting of the Leased Premises shall not be unreasonably withheld by the LANDLORD if such assignment shall be to a financially responsible assignee, and provided, further, that the assignee shall, in consideration of such consent, become personally responsible for the performance of the lease and no assignment hereof shall relieve the original TENANT of personal responsibility herein.

     5. The TENANT shall pay all personal property taxes accruing during the term of this lease for personal property owned by the TENANT and kept on the leased premises.

     6. All utilities used on the Leased Premises during the term of this lease shall be paid for by the Tenant. Utilities include, but are not limited to, gas, electric, water, waste water and telephone. Tenant agrees to pay all utilities, whether separately metered or prorated, billed directly or by Landlord. It is agreed that utilities are estimated to be $280.00 per month, which amount is included in the rental amounts due every month as outlined in Section 1 of the Special Conditions. Landlord will reconcile the utilities at the end of each lease year and either rebate to or collect from tenant any under- or over-payment.

     7. The TENANT agrees to carry and maintain public liability insurance for the Leased Premises in the minimum amount of $1,000,000.00 and with such company as the LANDLORD and TENANT may agree upon during the term of this lease, and name Landlord as additional insured.

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     8. The  LANDLORD  may enter upon and  inspect  the Leased  Premises  at all reasonable times during the term hereof.

     9. All improvements placed upon the Leased Premises of a permanent nature by the TENANT shall be and become the property of the LANDLORD at the expiration of this lease, and the LANDLORD shall be under no obligation to reimburse the TENANT for any sums of money so expended in making permanent improvements on the Leased Premises; provided, however, that at the expiration of the term of this lease the TENANT shall be entitled to remove the following items installed or to be installed on the premises by the TENANT, and the provision of this paragraph shall not be construed to prevent the removal of said items, to wit:

     none

     10. Should the Leased Premises be destroyed or rendered uninhabitable through no act or fault of the TENANT, either by fire, act of God, or otherwise, then the Lease may be forthwith terminated by the TENANT, at his option, unless the LANDLORD, at his own expense, shall reconstruct said premises and render it suitable for the TENANTS business within a period of ninety days, it being understood by the parties hereto that the rentals shall be suspended during the period of time when said premises are rendered uninhabitable and unusable for the TENANT'S business.

     11. The TENANT promises and agrees that if default be made in the payment of rents or in the performance of any other conditions of this lease, that this lease may be forthwith terminated at the election of the LANDLORD and that the TENANT will immediately surrender and deliver up possession of the Leased Premises to the LANDLORD upon receiving written notice from the LANDLORD of the breach of conditions of this lease and the election of the LANDLORD to so terminate the lease. In the event of such default by the TENANT, then the LANDLORD, besides other rights or remedies he may have, shall have the immediate right of re-entry and the right to remove all persons and property from the Leased Premises at the expense of the TENANT. Should the LANDLORD elect to re-enter, as herein provided, or should he take possession pursuant to legal proceedings or pursuant to any notice provided for by law, he may either terminate this lease, or he may, from time to time, without terminating this lease, re-let or re-lease the Leased Premises or any part thereof for such amount of rental and upon such terms and conditions as the LANDLORD, in his sole discretion and judgment, may deem advisable, and he may make such alterations, improvements and repairs to the Leased Premises as he may deem advisable. No

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such  re-letting or re-leasing of the Leased Premises by the LANDLORD, under the circumstances set forth in this paragraph, shall be construed as an election on the LANDLORD's part to terminate or cancel this lease, unless a written notice of such termination or cancellation is mailed by the LANDLORD to the TENANT at the address of the Leased Premises, nor shall such re-letting or re-leasing relieve the TENANT from liability to the LANDLORD for any and all damages, of whatsoever type or nature, which the LANDLORD may have or will suffer or incur as a result of the TENANT's breach of any of the terms, covenants, provisions and conditions herein contained. Notwithstanding any such re-letting or re-leasing without termination of this lease by the LANDLORD, the LANDLORD may at any time thereafter elect to terminate the lease for such previous breach of the TENANT. In the event it should become necessary for the LANDLORD to employ an attorney to enforce any of the provision hereof, or to enforce any of them in legal proceedings, LANDLORD shall be entitled to recover of TENANT his costs in such behalf expended, plus a reasonable attorney's fee.

     12. In the event this lease is terminated by reason of the default of TENANT, it is understood and agreed that the LANDLORD shall be entitled to retain any advance rental deposit herein made, to partially compensate LANDLORD for damage suffered by reason of such herein contained shall be construed, however, as precluding the LANDLORD from recovering from TENANT any further or additional damages which he may have suffered by reason of such default of the TENANT as provided in paragraph 12 hereof.

     13. Upon expiration of the term of this lease, or any extension thereof, the TENANT agrees to surrender and deliver up possession of the Leased Premises to the LANDLORD in as good condition and repairs as the same are at this time, ordinary wear and tear excepted. In the event the Leased Premises shall be damaged beyond reasonable wear and tear, the TENANT agrees to immediately pay the LANDLORD such sum of money as shall be reasonably expended by the LANDLORD in restoring the Leased Premises to its former condition.

     14. Should the TENANT continue in possession of the Leased Premises after the expiration of the lease, without a written extension or renewal hereof, such possession shall be on a month to month basis only and then at a monthly rate herein specified. Holdover rate shall be $1,500.00 per month.

     15. The failure of LANDLORD to insist, in any one or more instances to exercise any option, privilege or right herein contained, shall in no way be construed to constitute a waiver, relinquishment or release of such obligations, covenants or agreements, and no forbearance by the LANDLORD of any default hereunder shall in any manner be construed as constituting a waiver of such default.

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     16. The LANDLORD shall keep the sidewalks in front of and around the Leased
Premises free and clear of ice and snow and free from litter, dirt, debris and obstructions.

     17. If the TENANT shall be declared insolvent or bankrupt, or if any assignment of his property shall be made for the benefit of his creditors or others, or the TENANT's leasehold interest herein shall be levied upon under execution, or taken by virtue of any writ of any Court of Law, or if a Trustee in Bankruptcy or a receiver is appointed for the property of the TENANT, then and upon the happening of any one of these events, the LANDLORD may, at his option, immediately, with or without notice, terminate and cancel this lease, and immediately retake possession of the Leased Premises without thereby occasioning any forfeiture of the obligations of the TENANT previously accrued under this lease.

     18. In the event all or any of the Leased Premises shall be taken by right of eminent domain, or in the event the LANDLORD makes a conveyance of all or any part of the Leased Premises in lieu of taking by right of eminent domain, then this lease shall, at the option of the LANDLORD, cease and terminate. In such event, the TENANT shall not be required to make any further rental payments to the LANDLORD and the TENANT shall have the right to remove from the Leased Premises any and all furniture, machinery and fixtures set forth in Paragraph 10 hereof. In such event of a taking of all or part of the Leased Premises by right of eminent domain or a conveyance in lieu of such taking, the LANDLORD shall receive the entire award or price which the condemning or taking governmental authority will pay for the Leased Premises.

     19. This lease agreement is further subject to any and all special conditions which are contained on this lease in the appropriate space provided therefor.

     20. Wherever used herein, the singular shall include the plural, and the use of any gender shall be applicable to all genders.

     21. This lease shall bind and benefit alike the heirs, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their seals on the day and year first above written.
     TE     Anything  Inc.     LANDLORD  Lapham  Enterprises
Its  ________________________________________
___________________________________________

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        SSN          Address:     3020  North  El  Paso
     Address: Colorado Springs, CO 80907
     Phone: 262-0880 Phone: 719-471-1342

     SPECIAL CONDITIONS
     See special conditions attached hereto and made part hereof

     SPECIAL CONDITIONS

     These special conditions will be attached to and become a part of that certain lease by and between Anything Inc. , as TENANT and Lapham Enterprises, LANDLORD, said lease dated for reference purposes June 2, 1998, pertaining to commercial lease space located at 3020 North El Paso, Colorado Springs, CO 80907.

     1 Rent: At the time of signing the lease, Tenant pays the sum of $2,474.67. Of this sum, $1280.00 is the security deposit and the balance is the pro-rated first month's rent and utilities. The balance of the rents due hereunder shall be paid in equal monthly installments of $1,280.00 and shall be due on or before the first day of each succeeding month of the lease.

     2 For purposes of proration, Tenant is deemed to be leasing 50% percent of the building.

     3. Tenant pays over with the signing of this lease the sum of $1,280.00 as a SECURITY DEPOSIT ensuring good and faithful compliance with the terms of this lease.

     4. Late Charge: There shall be a late charge of $15.00 per day from the first of the month for all payments received after the 3rd of the month.

     5. In addition to any late charge, there shall be a $50.00 fee for any check submitted to the Landlord for any payment which is returned to Landlord's or Landlord's Agent's financial institution due to insufficient funds or which for any reason is not honored when submitted for payment

     6 In addition to the default provisions contained in Paras. 12 and 13 of the main body of the lease, Tenant understands and agrees that Interest shall accrue on all unpaid balances at a rate of 18% per annum.

     7. Tenant shall provide Landlord 45 days prior written notice of its intent to vacate or remain in the leased premises at the expiration of the term. If no notice is given, Landlord will assume Tenant intends to vacate at the expiration of the lease term and Landlord may place appropriate signage on-site, show the space and generally work to re-let same.

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     8. Landlord agrees to provide space "as-is".

     9. Tenant shall provide its own janitorial services and trash removal. Landlord is to provide trash receptacle.

     10. Improvements to lease space may only be done after Tenant receives Landlord's prior written approval. All Tenant improvements must conform to applicable building codes, and must be done in a good, workmanlike manner by a contractor pre-approved by Landlord.

     11. Any and all signage must be approved, in writing, by Landlord prior to installation. All signage is at Tenant's expense.

     12. Tenant must maintain a general Business Owner's Insurance Policy, to include general liability insurance in the minimum amount of $1,000,000.00 at all times during lease. The insurance must name Landlord as additional insured on the policy. Tenant will provide Landlord a Certificate of Insurance evidencing of said policy prior to occupancy.

     13. No dispute between Landlord and Tenant as to Landlord or Tenant obligations under this lease shall excuse the payment of rent or the faithful performance of the conditions of said lease by either party.

     14. Should Tenant default on any of the terms or conditions of this lease, then at the time of default Landlord shall be given a first lien upon all property of Tenant, which shall come in or be placed upon the leased premises, whether acquired by Tenant before or after the date hereof, to secure the payment of rent and the performance of each and every other covenant herein contained to be performed by Tenant. Upon default by Tenant and failure to cure, Landlord, without notice or demand, may take possession of and sell such property without legal process of any kind, at public or private sale after one publication of a notice thereof in a daily newspaper published in the county where the lease premises are situated, not less than ten (10) days before such sale or by giving minimum notices required by law. The proceeds of any such sale shall be applied first to the payment of expenses thereof, second to the discharge of the rent or other liability hereunder unpaid, and the balance, if any, shall be held for the account of the Tenant. Tenant agrees to execute and record any financing statements and other documents necessary to perfect of record the lien herein granted.

     15. Tenant agrees that, in occupying and using the Leased Premises, Tenant will not create, maintain, permit or allow to continue any public or private nuisance, will not commit or allow waste, and will comply fully with every applicable governmental and/or official law, statute, ordinance, rule and regulation.

     16. Pursuant to Colorado Real Estate Commission rules and regulations, Tenant understands that Hoff & Leigh, Inc. and its agents are acting as agent of the Landlord in this transaction with the duty to represent Landlord's best interests. FURTHERMORE, TENANT IS HEREBY ADVISED TO SEEK APPROPRIATE LEGAL AND OR FINANCIAL COUNSEL PRIOR TO SIGNING THIS LEASE.

     17. THIS LEASE IS CONTINGENT UPON LANDLORD's APPROVAL OF TENANT LEASE APPLICATION AND FINANCIAL STATEMENT AND IS SUBJECT TO THE FINAL APPROVAL OF THE LANDLORD. SIGNING OF THIS LEASE BY THE TENANT DOES NOT CONSTITUTE APPROVAL. THE REAL ESTATE AGENT DOES NOT HAVE THE AUTHORITY TO BIND THE LANDLORD.

     18. IT IS TENANT's SOLE RESPONSIBILITY TO CONFIRM COMPLIANCE OF THE PREMISES TO THE PROPOSED USE OF THE PREMISES INCLUDING BUT NOT LIMITED TO, ZONING, FIRE, HEALTH DEPARTMENT REGULATIONS, BUILDING PERMITS, BUSINESS LICENSES, PARKING REGULATIONS AND ALL OTHER APPLICABLE GOVERNMENTAL RULES AND REGULATIONS. TENANT AGREES TO CONFIRM, TO ITS SATISFACTION, THE ACCEPTABILITY OF THE PREMISES FOR ITS PROPOSED USE AS IT CONFORMS TO THE ABOVE.

     FAILURE OF TENANT TO COMPLY WITH ALL APPLICABLE BUILDING AND FIRE CODES SHALL BE CAUSE FOR LANDLORD, AT LANDLORD's SOLE DISCRETION, TO CANCEL THIS LEASE AND RETAIN ALL DEPOSITS AND OTHER MONIES RECEIVED HEREOF.

     TENANT DOES NOT RELY ON ANY REPRESENTATION OF HOFF & LEIGH, INC., ITS AGENTS OR EMPLOYEES, IN REGARD TO ANY OF THE ABOVE ITEMS.

     19. All parties to this lease understand that there may be additional requirements placed on the Landlord or Tenant with regard to the Americans with Disabilities Act (ADA). HOFF & LEIGH, INC. AND ITS AGENTS ARE NOT EXPERT WITH THE ADA LAWS. It is Landlord's and Tenant's obligation to verify any requirements and compliance with said act.

     20. Due to prior or current uses of the property, the property may have hazardous metals, minerals, chemicals, PCB's asbestos, hydrocarbons, biological or radioactive items in soils, water, building components, above- or below-ground containers or elsewhere in areas that may or may not be accessible

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or  noticeable.  Such  items  may  leak  or otherwise be released. These various construction materials, and any other building components, etc., may contain items that have been or may in the future, be determined to be hazardous, toxic or undesirable and may need to be specially treated or removed.

     REAL ESTATE AGENTS HAVE NO EXPERTISE IN THE DETECTION OR CORRECTION OF HAZARDOUS OR UNDESIRABLE ITEMS. EXPERT INSPECTIONS ARE NECESSARY. Specifically, Hoff & Leigh, Inc. and its agents assume no responsibility with regard to any of these items and all parties are advised that current or future laws may require clean-up by past, present and future owners or operators. It is the responsibility of Owner or Tenant to retain qualified experts to detect and correct such matters and to consult with the legal counsel of their choice to determine what provisions, if any. they may wish to include in transaction documents regarding the property.

     TENANT AGREES THAT IT SHALL NOT MAINTAIN, USE OR DISPOSE OF ANY HAZARDOUS MATERIALS ON THE PREMISES,

     21. Special Waste: Tenant understands and acknowledges that pursuant to applicable federal, state and local law, various forms of waste, rubbish and/or refuse are required to be disposed of separately from other rubbish due to the hazardous nature of such materials including, but no limited to, certain medical waste from doctors' or dentists' offices, liquid waste from restaurants such as grease and fruit rinds, and solvent waste for dry cleansers, together with various other regulated waste ("Special Waste"). All of such Special Waste shall be disposed of by Tenant (at Tenant's sole cost and expense) in accordance with all applicable federal, state and local laws and/or regulations. In the event Tenant is producing and/or disposing of any such Special Waste, Tenant shall notify Landlord immediately in writing of the existence and disposal of such Special Waste, including the name of any waste hauler transporting and/or disposing of same.

     22. All parties understand and acknowledge that Hoff & Leigh, Inc. has prepared the transaction documents for the convenience of the parties hereto. By preparing these standard forms, Hoff & Leigh, Inc. has not engaged in the practice of law. All parties should seek competent legal or financial advice prior to executing any legal documents surrounding this transaction.

     23. There are no oral or side agreements,  representations or warranties by
Landlord  or   Landlord's   agent  not  set  forth  in  this  Lease  or  in  the
modifications, amendments, supplements, renewals or assignments of this Lease.

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     24. Estoppel Certificate:  Upon the written request of the Landlord, Tenant agrees to deliver to the Landlord, within 5 days of receipt of such request, a signed Estoppel Certificate certifying to the following:

     a) That the lease is in full force and effect and has not been modified in any way;
     b) The date on which rent was last paid and the amount thereof;
     C) The amount of any security deposit;
     d) That the Landlord is not in default of the lease or, if Tenant claims Landlord to be in default, the nature of such default;
     e) The commencement date and expiration date of the lease and if there is any option to renew. If there is such an option, state the terms thereof. Should Tenant fail to provide Estoppel within the allotted time, Tenant hereby consents that the Landlord shall execute said document on Tenant's behalf

     25. Tenant acknowledges that the other tenants in the building are entitled to quiet enjoyment of their individual spaces. Tenant is asked to operate his business in such a manner so as not to interfere with the other Tenants' right to this quiet enjoyment.

     26A. Tenant acknowledges that the restroom facilities are common use facilities to be shared with other tenants.

     26B. Tenant is advised that the building may contain asbestos-containing materials.

     26C. Tenant acknowledges that parking adjacent to 3020 N. El Paso is a shared parking facility with approximately 7 spaces alloted for this lease. Overflow parking shall use street parking only. Tenant acknowledges that parking adjacent to 3022-3028 N. El Paso and 610-650 First Street is for the exclusive use of the tenants and other guests occupying those buildings only.

     26. Tenant acknowledges that the leased space is non-smoking in its entirety.

     28. PERSONAL GUARANTY:

     By signature below, Raymond D. Schick personally guarantees compliance with and fulfillment of all the terms and conditions of this lease, including but not limited to the full payment of all rents due hereunder.

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